Summary of Significant Accounting Policies - Schedule of Assets, Liabilities, Results of Operations and Changes in Cash and Cash Equivalents of the Former VIEs (Details) - VIEs [Member] $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Schedule of Assets, Liabilities, Results of Operations and Changes in Cash and Cash Equivalents of the Former VIEs [Line Items]
Cash and cash equivalents	$ 1,951
Accounts receivable, net	474
Amounts due from subsidiaries	12,766
Property and equipment and intangible assets	775
Others	5,536
Total assets	21,502
Short term borrowings	574
Amounts due to parent and subsidiaries	60,029
Accounts payable, accrued expenses and other liabilities	12,690
Contract liabilities	62
Others	80
Total liabilities	73,435
Total shareholders’ deficit	(51,933)
Revenue (note a)	30,371
Net (loss)/income	(4,349)
Net cash generated from operating activities	858
Net cash used in investing activities	(430)
Net cash generated from financing activities	$ 1,230